                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   8.375% SERIES A SENIOR DEBENTURES DUE 2010
              9.285% SERIES A SENIOR DISCOUNT DEBENTURES DUE 2010
                                       OF

                           FALCON HOLDING GROUP, L.P.
                           FALCON FUNDING CORPORATION

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Falcon Holding Group, L.P. and Falcon Funding Corporation
(collectively, the "Issuers") made pursuant to the Prospectus dated July ____, 1998 (the "Prospectus") if Holders of certificates for the 8.375% Series A
Senior Debentures due 2010 (the "Old Senior Debentures") and 9.285% Series A
Senior Discount Debentures due 2010 (the "Old Senior Discount Debentures" and, collectively with the Old Senior Debentures, the "Old Debentures") who wish to tender their Old Debentures but whose Old Debentures are not immediately available and who cannot deliver their certificates for Old Debentures (or comply with the procedures for book-entry transfer prior to the Expiration
Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

               To: U.S. Trust Company of New York, the Exchange Agent

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
BY REGISTERED OR CERTIFIED MAIL:               BY OVERNIGHT COURIER:
---------------------------------------------  ---------------------------------------------

U.S. Trust Company of New York                 U.S. Trust Company of New York
P.O. Box 844                                   770 Broadway
Cooper Station                                 New York, New York 10003
New York, New York 10276-0844                  Attn: Corporate Trust, 13th Floor

BY HAND:                                       BY FACSIMILE:
---------------------------------------------  ---------------------------------------------

U.S. Trust Company of New York                 (212) 780-0592
111 Broadway, Lower Level
Corporation Trust Window                       Confirm by telephone:
New York, New York 10006                       (800) 548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Debentures is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Falcon Holding Group, L.P. and Falcon Funding Corporation (collectively, the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, $____________ principal amount of Old Senior Debentures and $_______________ principal amount at maturity of Old Senior Discount Debentures pursuant to the guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

                             OLD SENIOR DEBENTURES

Certificate No(s). for Old Senior              Name(s) of Record Holder(s)
Debentures (if available)

--------------------------------------------   --------------------------------------------

--------------------------------------------   --------------------------------------------
                                                           Please Print or Type

                                               Address

                                               --------------------------------------------

                                               Telephone. No. ()

                                               Signature(s)

                                               --------------------------------------------

                                               Dated:

                         OLD SENIOR DISCOUNT DEBENTURES

Certificate No(s). for Old Senior              Name(s) of Record Holder(s)
Debentures (if available)

--------------------------------------------   --------------------------------------------

--------------------------------------------   --------------------------------------------
                                                           Please Print or Type

                                               Address

                                               --------------------------------------------

                                               Telephone. No. ()

                                               Signature(s)

                                               --------------------------------------------

                                               Dated:

                                   GUARANTEE

                      (Not to be used for signature guarantee)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Debentures tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Old Debentures complies with Rule 10b-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Debentures tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Exchange Date.

Name of Firm
                                                           Authorized Signature

Address                                        Name
                                                           Please Print or Type

                                               Title
                                     Zip Code

Telephone. No. ()                              Date:

Dated:            , 1998

NOTE: DO NOT SEND OLD DEBENTURES WITH THIS FORM; OLD DEBENTURES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.